As filed with the Securities and Exchange Commission on July 30, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2003

                         B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-39813	13-3916496
(State o Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Gatehall Drive, Suite 110, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 401-6500

Item 5. Other Events.

On July 30, 2003, the Registrant issued a press release that is attached hereto as exhibit 99.1 and incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated July 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: July 30, 2003	By:	/s/ Robert C. Cantwell
Robert C. Cantwell
Executive Vice President of Finance and
Chief Financial Officer

EXHIBITS INDEX
Exhibit
Number	Description

99.1	Press Release, dated July 30, 2003.